                         UNITED STATES BANKRUPTCY COURT
                         MIDDLE DISTRICT OF TENNESSEE


In re:                                    Case No.: 399-02649 THROUGH 399-02680
                                                    ---------------------------
   SERVICE MERCHANDISE COMPANY, INC.      Judge:   PAINE
   ---------------------------------               ----------------------------
                                          Chapter 11

Debtor(s)

                  MONTHLY OPERATING REPORT FOR PERIOD ENDING October 28, 2001
                                                            -------------------

                  COMES NOW, SERVICE MERCHANDISE COMPANY, INC.
                             --------------------------------------------------

         Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing October 1, 2001 and ending October 28, 2001 as shown by the report and exhibits consisting of 15 pages and containing the following as indicated:

                  X   Monthly Reporting Questionnaire (Attachment 1)
                 ---

                  X   Comparative Balance Sheets (Forms OPR-1 & OPR-2)
                 ---

                 N/A  Summary of Accounts Receivable (Form OPR-3)
                 ---

                  X   Schedule of Postpetition Liabilities (Form OPR-4)
                 ---

                  X   Statement of Income (Loss) (Form OPR-5)
                 ---

         I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.


Date: 11/19/01                      DEBTOR - IN - POSSESSION
      --------
                                    By: /s/ Kenneth A. Conway
                                       ----------------------------------------
                                    Name and Title: KENNETH A. CONWAY,
                                                    VICE PRESIDENT AND
                                                    CONTROLLER
                                                    ---------------------------

                                    Address: 7100 SERVICE MERCHANDISE DRIVE
                                             BRENTWOOD, TENNESSEE 37027
                                             ----------------------------------
                                    Telephone No: (615) 660-3340
                                                  -----------------------------

Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD:  OCTOBER 1, 2001 THROUGH OCTOBER 28, 2001

1.       Payroll


                                                                                        WAGES                     TAXES
    OFFICERS                                TITLE                                GROSS          NET           DUE        PAID
--------------------------------------------------------------------------------------------------------------------------------

S. CUSANO              CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER      $ 57,717.35   $ 36,959.58   $5,147.07   $15,180.07
JANE F. GILMARTIN      PRESIDENT AND CHIEF MERCHANDISING OFFICER              $196,399.10   $137,417.39   $3,387.78   $55,218.55
C. STEVEN MOORE        SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER,
                       GENERAL COUNSEL AND SECRETARY                          $ 27,752.86   $ 18,895.42   $2,108.21   $ 6,477.00
MICHAEL E. HOGREFE     SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER      $ 23,902.86   $ 16,493.60   $1,744.62   $ 5,396.33
ERIC A. KOVATS         SENIOR VICE PRESIDENT, STORES                          $ 22,000.46   $ 15,318.27   $1,479.16   $ 4,577.80
KARREN M. PRASIFKA     VICE PRESIDENT, ASSISTANT GENERAL COUNSEL              $ 16,981.73   $ 11,531.92   $1,343.85   $ 3,967.43
KENNETH A. CONWAY      VICE PRESIDENT AND CONTROLLER                          $ 13,121.02   $ 10,222.96   $  686.37   $ 2,017.51
JOE M. ELLIOTT         VICE PRESIDENT, PROPERTY ADMINISTRATION                $ 11,648.48   $  8,440.46   $  677.87   $ 1,930.15
KIMBERLY B. SOUTHARD   ASSISTANT VICE PRESIDENT, STRATEGIC PLANNING
                       AND ASSISTANT TREASURER                                $  8,864.66   $  5,900.14   $  673.79   $ 2,003.91

The following associate received a payment, in accordance with the terms of her employment agreement, that is included in the amounts above.

JANE F. GILMARTIN                                                             $156,250.00

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: OCTOBER 1, 2001 THROUGH OCTOBER 28, 2001


2.       INSURANCE


                                                                  COVERAGE         POLICY     EXPIRATION   PREMIUM  DATE COVERAGE
TYPE                              NAME OF CARRIER                  AMOUNT          NUMBER       DATE       AMOUNT   PAID THROUGH
---------------------------------------------------------------------------------------------------------------------------------
Property                         Fireman's Fund Insurance Co     $5 Million    01MXI97600751   12/31/01   $685,000   12/31/01
                                 Royal Indemnity Co.             $5 Million      RHD317182     12/31/01   $ 90,250   12/31/01
                                 Westchester Fire                $15 Million    1XA394430-0    12/31/01   $ 64,125   12/31/01
                                 Allianz Insurance Co            $12 Million    CLP1036568     12/31/01   $ 26,583   12/31/01
                                 TIG Insurance Co                $13 Million    XPT38844629    12/31/01   $ 28,730   12/31/01
                                 Westchester Fire                $20 Million    1XA394429-0    12/31/01   $ 13,500   12/31/01
                                 Allianz Insurance Co            $30 Million    CLP1036568     12/31/01   $ 20,250   12/31/01
                                 Allianz Insurance Co            $25 Million    CLP1036568     12/31/01   $  8,500   12/31/01
Boiler & Machinery               Hartford Steam Boiler           $10 Million     4914359       12/31/01   $  9,934   12/31/01
Transit                          Fireman's Fund Insurance Co     $1 Million     CCIMG72820     12/31/01   $ 10,000   12/31/01
Ocean Cargo                      Fireman's Fund Insurance Co     $10 Million     CR37211       12/31/01   $ 40,000   12/31/01
General Liability                Ace American Ins Co             $5 Million    XSLG20577009    12/31/01   $212,279   12/31/01
Workers' Compensation            Pacific Employers Ins Co        Statutory     WLRC43024516    12/31/01   $136,566   12/31/01
WC Excess                        Ace American Ins Co             Statutory       XWC014026     12/31/01   $ 12,108   12/31/01
WC Contractual Indemnity         Illinois Union Insurance Co     Statutory     CTPG20577344    12/31/01   $ 20,500   12/31/01
Auto                             Pacific Employers Ins Co        $1 Million    ISAH07968358    12/31/01   $ 33,518   12/31/01
Umbrella                         Ohio Casualty Group             $50 Million    BXO52805120    12/31/01   $ 88,250   12/31/01
Excess Liability                 Zurich American of Illinois     $50 Million   AEC287610703    12/31/01   $ 30,000   12/31/01
International                    Ace American Ins Co             $1 Million      PHF051491     12/31/01   $  2,500   12/31/01
Punitive Damages                 Magna Carta Ins. Ltd.           $50 Million    MCPD201058     12/31/01   $ 40,000   12/31/01
Punitive Damages - Excess        Zurich Ins. Co Bermuda Branch   $50 Million   ZICBB-091 PD    12/31/01   $  5,000   12/31/01
Directors & Officers             Continental Insurance Co        $10 Million     300714943     03/01/02   $200,000   03/01/02
                                 Federal Insurance Co            $10 Million    81278902-A     03/01/02   $190,000   03/01/02
                                 Royal Insurance Co              $10 Million     PSF000009     03/01/02   $175,000   03/01/02
                                 Greenwich Ins. Co.              $10 Million    ELU82217-01    03/01/02   $198,949   03/01/02
                                 Zurich-American Ins. Co.        $10 Million   DOC3746468-00   03/01/02   $146,704   03/01/02
                                 Kemper Insurance Co             $10 Million    3DY00200100    03/01/02   $ 99,110   03/01/02
Crime                            National Union Fire Ins Co      $10 Million      8726439      03/01/02   $ 53,833   03/01/02
Fiduciary                        National Union Fire Ins Co      $10 Million      8726812      03/01/02   $ 25,839   03/01/02
Employment Practices Liability   Chubb Insurance Co              $5 Million      81278901A     03/01/02   $100,000   03/01/02
                                 National Union Fire Ins Co      $5 Million       8727499      03/01/02   $ 70,000   03/01/02
                                 Royal Insurance Co              $10 Million     PSF000010     03/01/02   $ 85,000   03/01/02
Special Crime                    Reliance Insurance Co           $25 Million    NFK1951937     05/01/02   $ 13,458   05/01/02

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: OCTOBER 1, 2001 THROUGH OCTOBER 28, 2001

3.       BANK ACCOUNTS

TOTAL CASH AND CASH EQUIVALENTS

CASH IN STORES AND HOME OFFICE
HOME OFFICE                                                                   $     4,950
RETAIL SAFE FUNDS                                                               1,772,496

CORPORATE ACCOUNTS                                                              2,127,389

STORE DEPOSITORY ACCOUNTS
FIRST TENNESSEE                                                                   589,946
KEY NATIONAL BANK                                                                 236,087
FLEET BOSTON                                                                      317,478
FIRST UNION                                                                     2,217,391
BANK ONE LOUISIANA                                                                261,810
ABN - AMRO BANK                                                                   115,845
COMERICA BANK                                                                     124,040
AM SOUTH                                                                          237,149
BANK OF AMERICA                                                                   168,799
BANK OF OKLAHOMA                                                                  109,600
CHASE BANK OF TEXAS                                                               693,235
SINGLE STORE DEPOSITORY ACCOUNTS                                                  216,954
WELLS FARGO BANK                                                                   40,150
BANK ONE, IN                                                                      103,187
PNC BANK                                                                          393,760
OAK BROOK BANK                                                                    478,035

CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)              6,276,228

OTHER DEPOSITORY ACCOUNTS
SERVICE MERCHANDISE - MUSCULAR DYSTROPHY ASSOC.                                    85,324
OTHER CASH ACCOUNTS                                                               572,704
                                                                              -----------

TOTAL CASH PER GENERAL LEDGER                                                 $17,142,557
                                                                              ===========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: OCTOBER 1, 2001 THROUGH OCTOBER 28, 2001

RECEIPTS AND DISBURSEMENTS
(DOLLARS IN THOUSANDS)


                                           ACTUAL             ACTUAL             ACTUAL             ACTUAL             TOTAL

                                  Monday  10/01/01           10/08/01           10/15/01           10/22/01           10/01/01
                                  Sunday  10/07/01           10/14/01           10/21/01           10/28/01           10/28/01
                                          --------           --------           --------           --------           ---------

Receipts:
   Sales receipts                         $ 10,198           $ 12,943           $ 12,268           $ 15,302           $  50,711
   Miscellaneous receipts                    1,088                654                 --                849               2,591
                                          --------           --------           --------           --------           ---------
Total available collections                 11,286             13,597             12,268             16,151              53,302


Disbursements:
   Merchandise disbursements                15,699             16,542             21,167             21,440              74,848
   Non-merchandise disbursements            15,021             10,169             12,590             12,684              50,464
                                          --------           --------           --------           --------           ---------
Total disbursements                         30,720             26,711             33,757             34,124             125,312
                                          --------           --------           --------           --------           ---------

Net receipts/(disbursements)              $(19,434)          $(13,114)          $(21,489)          $(17,973)          $ (72,010)
                                          ========           ========           ========           ========           =========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: OCTOBER 1, 2001 THROUGH OCTOBER 28, 2001

ROLLING REVISED CASH FLOW FORECAST
(DOLLARS IN THOUSANDS)


                                          ACTUAL              ACTUAL             FORECAST            FORECAST
                                         10/28/01            11/11/01            11/25/01            12/30/01
                                         --------            --------            --------            --------

Ending total revolver balance            $304,196            $335,393            $349,966            $ 95,414
Term loan                                  60,000              60,000              60,000              60,000
Standby letters of credit                  23,572              24,416              23,416              21,310
Trade letters of credit                    19,800              16,651              21,128              29,503
                                         --------            --------            --------            --------
Total extensions of credit                407,568             436,460             454,510             206,227

Borrowing base                            505,602             504,022             511,527             369,507
                                         --------            --------            --------            --------

Availability                             $ 98,034            $ 67,562            $ 57,017            $163,280
                                         ========            ========            ========            ========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  OCTOBER 1, 2001 THROUGH OCTOBER 28, 2001

4.       Payments to Professionals October 1, 2001 through October 28, 2001


 VENDOR #                     VENDOR NAME                           CHECK AMT.        CHECK DATE       CHECK #
-------------------------------------------------------------------------------------------------------------------
99329         Aegis Property Tax Solutions                         $ 16,126.87        10/01/01        50054585
102914        Ernst and Young, LLP                                 $  2,766.00        10/04/01        50054852
86237         Brusniak, Clement, Harrison and McCool, PC           $    250.00        10/05/01        50054984
99329         Aegis Property Tax Solutions                         $ 14,831.25        10/05/01        50054989
57117         Deloitte and Touche                                  $  4,195.00        10/08/01        50055158
57117         Deloitte and Touche                                  $ 86,950.00        10/09/01        50055243
2642          Waller, Lansden, Dortch and Davis                    $  2,030.56        10/12/01        50055492
67017         Barkley and Thompson                                 $  3,786.78        10/12/01        50055535
84740         Taft, Stettinius and Hollister                       $     88.00        10/12/01        50055538
96221         Holt and Babington                                   $    336.97        10/12/01        50055539
96684         Sherbow and Mitchell, PC                             $  1,131.48        10/12/01        50055540
48779         Loss, Pavone and Orel                                $    187.50        10/15/01        50055642
99104         Jay Alix and Associates                              $  8,931.99        10/15/01        B0025911
99459         Robert L Berger and Associates                       $ 13,411.45        10/18/01        B0025962
57117         Deloitte and Touche                                  $ 90,674.00        10/25/01        50056867
101232        E & Y Capital Advisors                               $141,609.00        10/25/01        B0026036
95384         Deloitte and Touche, LLP                             $ 10,336.08        10/26/01        50056950
101606        Service Real Estate Venture                          $  1,327.93        10/26/01        B0026042
101993        Rothschild, Inc.                                     $ 86,582.21        10/26/01        B0026043
98378         Skadden, Arps, Meagher and Flom                      $459,799.00        10/26/01        B0026048
99104         Jay Alix and Associates                              $  6,903.55        10/26/01        B0026049
99391         Otterbourg, Steindler, Houston and Rosen,PC          $ 94,100.03        10/26/01        B0026050
99444         Sitrick and Company, Inc.                            $  2,974.42        10/26/01        B0026051
99454         Harwell, Howard, Hyne, Gabbert and Manner, PC        $ 21,194.91        10/26/01        B0026052

FORM OPR - 1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                            (DEBTOR-IN-POSSESSION)
                                (IN THOUSANDS)


                                                                     OCTOBER 28,           SEPTEMBER 30,
                                                                        2001                    2001
                                                                     -----------           -------------

ASSETS
Current Assets:
     Cash and cash equivalents                                       $    17,143             $    17,760
     Accounts receivable                                                   7,116                   7,895
     Inventories                                                         540,175                 483,632
     Prepaid Expenses                                                     15,804                  12,365
                                                                     -----------             -----------

     TOTAL CURRENT ASSETS                                                580,238                 521,652
                                                                     -----------             -----------

PROPERTY AND EQUIPMENT
     Owned assets, net of accumulated depreciation                       344,566                 346,148
     Capitalized leases, net of accumulated amortization                  10,571                  10,705
                                                                     -----------             -----------

                    TOTAL PROPERTY AND EQUIPMENT                         355,137                 356,853
                                                                     -----------             -----------

     Other assets and deferred charges                                    35,803                  36,296
                                                                     -----------             -----------

     TOTAL ASSETS                                                    $   971,178             $   914,801
                                                                     ===========             ===========

LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Liabilities Not Subject To Compromise
Current Liabilities:
     Notes payable to banks                                          $   304,196             $   231,312
     Accounts payable                                                     65,964                  66,646
     Accrued expenses                                                     88,901                  88,189
     State & local sales tax                                               7,544                   9,110
     Current maturities capitalized leases                                   100                      99
                                                                     -----------             -----------


     TOTAL CURRENT LIABILITIES                                           466,705                 395,356
                                                                     -----------             -----------

FORM OPR - 1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                            (DEBTOR-IN-POSSESSION)
                                (IN THOUSANDS)


                                                                     OCTOBER 28,           SEPTEMBER 30,
                                                                        2001                    2001
                                                                     -----------           -------------

Long-Term Liabilities:
     Long-term debt                                                       60,000                  60,000
     Capitalized lease obligations                                         2,312                   2,321
Liabilities Subject To Compromise:
     Accrued restructuring costs                                          42,068                  42,068
     Capitalized lease obligations                                        19,491                  19,767
     Long-term debt                                                      407,051                 408,470
     Accounts payable                                                    199,211                 198,522
     Accrued expenses                                                     94,140                  93,195
                                                                     -----------             -----------
     Total Liabilities Subject To Compromise                             761,961                 762,022

     TOTAL LIABILITIES                                                 1,290,978               1,219,699
                                                                     -----------             -----------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT) EQUITY
     Common stock                                                         49,935                  49,935
     Additional paid-in-capital                                            5,881                   5,881
     Deferred compensation                                                  (115)                   (125)
     Accumulated other comprehensive loss                                 (1,941)                 (1,941)
     Retained (deficit) earnings                                        (373,560)               (358,648)
                                                                     -----------             -----------
                TOTAL SHAREHOLDERS' (DEFICIT) EQUITY                    (319,800)               (304,898)

     TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY            $   971,178             $   914,801
                                                                     ===========             ===========

CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD:  OCTOBER 1, 2001 THROUGH OCTOBER 28, 2001

SUMMARY OF ACCOUNTS RECEIVABLE
MONTH ENDED: OCTOBER 28, 2001
FORM OPR-3  NOT APPLICABLE

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: OCTOBER 1, 2001 THROUGH OCTOBER 28, 2001

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
Month Ended:  10/28/2001
FORM OPR-4


                                                       TOTAL
                                                      --------

Trade Accounts Payable (Merchandise)                  $ 65,964


                                                       TOTAL
                                                      --------

Expense & other payables                              $ 88,901

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: OCTOBER 1, 2001 THROUGH OCTOBER 28, 2001

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4
(Dollars in Thousands)


                                                   DATE              DATE             TOTAL
   TAXES PAYABLE                                  INCURRED            DUE             DUE

Federal income tax                       **        Various           Various        $ 8,293

State income tax                                   Various           Various           (250)
                                                                                    -------

                             SUBTOTAL                                               $ 8,043
                                                                                    -------


Sales/use tax                SUBTOTAL     *        Various           Various        $ 8,307
                                                                                    -------


Personal property tax                     *        Various           Various        $ 2,549

Real estate taxes                         *        Various           Various         13,198

Inventory taxes                           *        Various           Various             --

Gross receipts/bus licenses               *        Various           Various            252

Franchise taxes                           *        Various           Various            375
                                                                                    -------

                             SUBTOTAL                                               $16,374
                                                                                    -------


TOTAL TAXES PAYABLE                                                                 $32,724
                                                                                    =======

 *       liability included in accrued expenses on OPR-2
**       tax reserve

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: OCTOBER 1, 2001 THROUGH OCTOBER 28, 2001

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4


(DOLLARS IN THOUSANDS)


                                                           DATE                                        TOTAL DUE
                                                         INCURRED             DATE DUE             (10/28/01 BALANCE)
                                                   -------------------------------------------------------------------------
POST PETITION SECURED DEBT
         Revolver borrowings                             04/14/00             04/14/04                $ 304,196
         Facility standby letters of credit              04/14/00             04/14/04                   23,572
         Facility trade letters of credit                04/14/00             04/14/04                   19,800
         Term loans                                      04/14/00             04/14/04                   60,000
                                                                                                      ---------
TOTAL EXTENSIONS OF CREDIT                                                                            $ 407,568
                                                                                                      =========


ACCRUED INTEREST PAYABLE                                                                              $   1,189
                                                                                                      =========

FORM OPR-5     SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)

                                                            ACTIVITY           ACTIVITY          ACTIVITY YTD        ACTIVITY YTD
                                                         OCTOBER 1, 2001    OCTOBER 2, 2000     JANUARY 1, 2001    JANUARY 3, 2000
                                                             THROUGH            THROUGH             THROUGH             THROUGH
                                                        OCTOBER 28, 2001   OCTOBER 29, 2000    OCTOBER 28, 2001    OCTOBER 29, 2000
                                                        ----------------   ----------------    ----------------    ----------------

Net Sales                                                   $ 48,296           $ 73,531           $ 684,943           $ 1,108,447

Costs of merchandise sold and buying
   and occupancy expense                                      37,038             57,080             507,194               877,547
                                                            --------           --------           ---------           -----------

Gross margin after cost of merchandise
   sold and buying and occupancy expenses                     11,258             16,451             177,749               230,900

Selling, General and Administrative Expenses:
     Net Employment Expense                                   11,854             18,002             137,063               237,976
     Net Advertising                                           1,456              6,947              40,070                61,482
     Banking and Other Fees                                      814              1,048              12,749                15,881
     Real Estate and Other Taxes                               1,770              1,719              18,714                19,148
     Supplies                                                  1,086              1,441               6,763                 9,511
     Communication and Equipment                                 311                373               3,185                 3,904
     Travel                                                      271                863               3,336                 5,556
     UCC and Other Services                                     (788)              (702)             (4,086)               (7,392)
     Legal and Professional                                      373                446               3,425                 3,285
     Sales and Shipping                                           39                 71               1,010                 1,096
     Insurance                                                   401                339               4,287                 3,872
     Miscellaneous                                                45                 62                 527                   (10)
     Credit Card Services                                         (3)               (54)            (22,039)                 (500)
                                                            --------           --------           ---------           -----------
Total Selling, General and Administrative Expenses            17,629             30,555             205,004               353,809

Other expense/(income), net                                       (1)                (2)              1,383               (14,793)

FORM OPR-5              SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                         CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                                     (DEBTOR-IN-POSSESSION)
                                         (IN THOUSANDS)




                                                            ACTIVITY           ACTIVITY          ACTIVITY YTD        ACTIVITY YTD
                                                         OCTOBER 1, 2001    OCTOBER 2, 2000     JANUARY 1, 2001    JANUARY 3, 2000
                                                             THROUGH            THROUGH             THROUGH             THROUGH
                                                        OCTOBER 28, 2001   OCTOBER 29, 2000    OCTOBER 28, 2001    OCTOBER 29, 2000
                                                        ----------------   ----------------    ----------------    ----------------

Restructuring charge (credit)                                     --                 97                  --                (2,428)

Depreciation and amortization                                  3,126              3,033              34,200                32,384
                                                            --------           --------           ---------           -----------

Earnings (loss) before interest, reorganization
   items, and income tax                                      (9,496)           (17,232)            (62,838)             (138,072)

Interest expense - debt                                        3,062              3,274              31,769                30,196
Interest expense - capitalized leases                            248                283               2,610                 2,976
                                                            --------           --------           ---------           -----------

Earnings (loss) before reorganization items,
   and income tax                                            (12,806)           (20,789)            (97,217)             (171,244)

Reorganization Items:

     Severance                                                    --                 --                  --                 9,423
     Legal and Professional                                    1,659              1,997              20,334                32,363
     Miscellaneous                                               206                197               2,330                 2,341
     Loss (Gain) on Disposal of Assets                            16              2,149               1,094                (3,057)
     Close Store Charges                                         225               (142)                246                   320
                                                            --------           --------           ---------           -----------
     Total Reorganization Items                                2,106              4,201              24,004                41,390

Earnings (loss) before income tax                            (14,912)           (24,990)           (121,221)             (212,634)
     Income tax benefit                                           --                 --                  --                    --
     Cumulative Effect of Change in
         Accounting Principles                                    --                 --                  --                    --
                                                            --------           --------           ---------           -----------

Net earnings (loss)                                         $(14,912)          $(24,990)          $(121,221)          $  (212,634)
                                                            ========           ========           =========           ===========


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